                                                                   Exhibit 25(p)

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM T-1

                         STATEMENT OF ELIGIBILITY UNDER
                      THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
               Check if an Application to Determine Eligibility of
                     a Trustee Pursuant to Section 305(b)(2)

                                 ---------------

                         U.S. BANK NATIONAL ASSOCIATION
              (Exact name of Trustee as specified in its charter)

                                   31-0841368
                       I.R.S. Employer Identification No.

               800 Nicollet Mall
            Minneapolis, Minnesota                             55402
   ----------------------------------------                  ----------
   (Address of principal executive offices)                  (Zip Code)

                                Marlene J. Fahey
                         U.S. Bank National Association
                                 100 Wall Street
                               New York, NY 10005
                                (212) 361-(2510)
            (Name, address and telephone number of agent for service)

 CITIGROUP FUNDING INC.                DELAWARE                  42-1658283
     CITIGROUP INC.                    DELAWARE                  52-1568099
-------------------------   -------------------------------  -------------------
(Exact name of obligor as   (State or other jurisdiction of  (I. R. S. Employer
specified in its charter)   incorporation or organization)   Identification No.)

                                 399 PARK AVENUE
                               NEW YORK, NY 10043
                    (Address of principal executive offices)
                                 ---------------

     GUARANTEES OF CITIGROUP FUNDING INC. AND CITIGROUP INC. WITH RESPECT TO PRINCIPAL-PROTECTED TRUST CERTIFICATES OF SAFETY FIRST TRUST SERIES 2006-6
                       (Title of the indenture securities)

================================================================================

                                    FORM T-1

ITEM 1. GENERAL INFORMATION. Furnish the following information as to the Trustee.

        a) Name and address of each examining or supervising authority to which it is subject.

                 Comptroller of the Currency
                 Washington, D.C.

        b)  Whether it is authorized to exercise corporate trust powers.

                 Yes

ITEM 2. AFFILIATIONS WITH OBLIGOR. If the obligor is an affiliate of the Trustee, describe each such affiliation.

           None

ITEMS 3-15  Items 3-15 are not applicable because to the best of the Trustee's knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

ITEM 16. LIST OF EXHIBITS: List below all exhibits filed as a part of this statement of eligibility and qualification.

         1.  A copy of the Articles of Association of the Trustee.*

         2. A copy of the certificate of authority of the Trustee to commence business.*

         3. A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

         4.  A copy of the existing bylaws of the Trustee.*

         5.  A copy of each Indenture referred to in Item 4. Not applicable.

         6. The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

         7. Report of Condition of the Trustee as of March 31, 2004, published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

                                    SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, State of New York on the 20th of June, 2006.

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:  /s/ Marlene J. Fahey
                                                 -------------------------------
                                                 Marlene J. Fahey
                                                 Vice President

By:  /s/ David J. Kolibachuk
     --------------------------
     David J. Kolibachuk
     Vice President

                                    EXHIBIT 6

                                     CONSENT

      In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: June 20, 2006

                                            U.S. BANK NATIONAL ASSOCIATION

                                            By:  /s/ Marlene J. Fahey
                                                 ------------------------------
                                                 Marlene J. Fahey
                                                 Vice President

By:  /s/ David J. Kolibachuk
     ---------------------------
     David J. Kolibachuk
     Vice President

                                   EXHIBIT 7

                         U.S. BANK NATIONAL ASSOCIATION
                        STATEMENT OF FINANCIAL CONDITION
                                AS OF 3/31/2006

                                    ($000's)

                                                  3/31/2006
                                                 ------------
ASSETS
   Cash and Due From Depository Institutions     $  7,050,967
   Securities                                      39,215,391
   Federal Funds                                    3,114,744
   Loans & Lease Financing Receivables            135,184,791
   Fixed Assets                                     1,737,385
   Intangible Assets                               11,754,046
   Other Assets                                    10,882,988
                                                 ------------
   TOTAL ASSETS                                  $208,940,312

LIABILITIES
   Deposits                                      $132,810,195
   Fed Funds                                       12,304,517
   Treasury Demand Notes                                    0
   Trading Liabilities                                252,318
   Other Borrowed Money                            28,673,468
   Acceptances                                              0
   Subordinated Notes and Debentures                6,432,494
   Other Liabilities                                6,859,284
                                                 ------------
   TOTAL LIABILITIES                             $187,332,276

EQUITY
   Minority Interest in Subsidiaries             $  1,029,155
   Common and Preferred Stock                          18,200
   Surplus                                         11,804,040
   Undivided Profits                                8,756,641
                                                 ------------
     TOTAL EQUITY CAPITAL                        $ 21,608,036

TOTAL LIABILITIES AND EQUITY CAPITAL             $208,940,312

To the best of the undersigned's determination, as of the date hereof, the above financial information is true and correct.

U.S. BANK NATIONAL ASSOCIATION

By:  /s/ Marlene J. Fahey
     -----------------------------
     Vice President

Date:  June 20, 2006